LAZARD RETIREMENT SERIES, INC.
Lazard Retirement Equity Portfolio

Supplement to Prospectus dated May 1, 2006

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The Board of Directors of Lazard Retirement Series, Inc. has approved, effective May 1, 2007, changing (1) the name of Lazard Retirement Equity Portfolio (the "Portfolio") to Lazard Retirement U.S. Strategic Equity Portfolio, (2) the Portfolio's policy with respect to the investment of at least 80% of its assets to provide that, under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes ("Investable Assets"), in equity securities of U.S. companies (or other investments with similar economic characteristics) and (3) certain investment strategies and policies. In connection with the new strategy, it is anticipated that the Portfolio will generally focus on large-sized companies, although the market capitalizations of issuers in which the Portfolio invests may vary with market conditions and the Portfolio will have opportunistic exposure to mid cap companies. From time to time, the Portfolio may invest in companies with market capitalizations as small as $500 million.

The Portfolio's current policy is to invest at least 80% of its Investable Assets in equity securities. The Portfolio invests primarily in relatively large U.S. companies with market capitalizations in the range of companies included in the S&P 500® Index.

Dated: February 23, 2007